Tempur Sealy International, Inc. (TPX) “Success is strengthening our Iconic Brands while driving higher ROIC through focused execution” 1 © 2019 Tempur Sealy International, Inc.

Tempur Sealy International, Inc. Overview: (TPX) • Strong global brands serving all price points • Omni-channel distribution balanced between wholesale and direct to consumer • Global manufacturing footprint • Structural growth industry, with high ROIC and robust free cash flow • Industry is relatively concentrated in US and fragmented globally TPX North International Consolidated America 1Q19 Sales $691 $544 $147 100% 79% 21% 1Q19 GM% 40.8% 37.6% 52.7% Forward-Looking Statements: This investor presentation contains statements that may be characterized as “forward looking” within the meaning of federal securities laws. Please review carefully the cautionary statements and other information included in the appendix under “Forward looking Statements”. Non-GAAP Financial Information: This presentation includes non-GAAP financial measures. Please refer to the footnotes and the explanations about such © 2019 Tempur Sealy International, Inc. non-GAAP financial measures, including reconciliations to the corresponding GAAP financial measures, in the appendix at the end of this presentation. Footnotes: Please refer to the footnotes at the end of this presentation. 2

Long-term Focused Key initiatives: • Develop the most innovative bedding products in all the markets we serve • Invest significant marketing dollars to promote our worldwide brands • Optimize worldwide distribution to be where consumers want to shop • Drive increases in EBITDA(1) (1) This financial measure is not recognized under U.S. Generally Accepted Accounting Principles (“GAAP”). Please refer to “Use of Non-GAAP Financial Measures & Constant Currency Information” in the appendix. 3 © 2019 Tempur Sealy International, Inc.

Global Manufacturing Foot Print 35 International Facilities 22 North American Facilities Wholly owned and Joint Venture Tempur-Pedic Facility Joint Venture Licensee 4 © 2019 Tempur Sealy International, Inc.

Powerful Omni-Distribution Platform ➢ Most important pillar of world-wide distribution Wholesale ➢ 6% Worldwide growth in 1Q19 ➢ Continued investment in ecommerce platform Web ➢ Over 30% 1Q19 sales growth in North America Company ➢ Luxury showroom experience Owned ➢ 15% 1Q19 same store sales growth in NA Stores ➢ 50% constant currency direct sales growth internationally 5 © 2019 Tempur Sealy International, Inc.

Direct to Consumer Global Direct Sales • Distribution network made up of high growth, high 80 margin, Web, Call Center, and Company-owned stores 70 • Strong growth within the direct channel, growing 38% in the first quarter of 2019 60 • Long-term direct target: 25% of consolidated net sales 50 40 30 NORTH AMERICAN INTERNATIONAL SALES CHANNEL SALES CHANNEL 20 10 8% 22% 0 Q1 2017 Q1 2018 Q1 2019 International North America Q1 global direct channel sales grew 74% over 2 years 78% 92% Direct Wholesale Direct Wholesale 6 © 2019 Tempur Sealy International, Inc.

Winning on the Internet TempurPedic.com Over 30% 1Q19 sales growth in North America Alternative Channels Dedicated sales team with over 100% 1Q19 Sealy eMarketplace sales growth Traditional Retailers TPX proprietary Retail Edge training providing shopper-focused solutions Compressed Bedding Tempur Cloud (Testing) Cocoon by Sealy Sealy-to-go 7 © 2019 Tempur Sealy International, Inc.

Company-Owned North American Store Strategy High-End Targeted Opportunity Broad Based Opportunity – Strategic Representation Sleep Outfitters: o Regional bedding retailer that is strategically important to the markets it serves for Tempur Sealy o High market share for our brands within footprint o Tempur, Sealy and Stearns & Foster merchandising o Wide range of ASP products: $300 - $4,500 o Average revenue per store between $0.8-$0.9M(2) Tempur Retail Stores: o High-end retail destinations, with complementary co-tenants, in high demographic areas o Strategic market placement (125-150 store vision) o Brand Ambassadors - Tempur-Pedic only products o Consumer niche – prefer direct from manufacturer o Premium ASP offering: $2,000 - $4,500 o Average revenue per store between $1.5-$2.0M(2) 8 © 2019 Tempur Sealy International, Inc.

BRANDS & PRODUCTS 9 © 2019 Tempur Sealy International, Inc.

Product Segments Bedding Other Products Products Net Sales Consolidated $ 630M $ 61M $ 691M YoY Growth 9.3% -0.5% 8.4% North America $ 514M $ 30M $ 544M YoY Growth 13.7% -9.5% 12.2% International $ 115M $ 32M $ 147M YoY Growth -6.7% 9.8% -3.6% 10 © 2019 Tempur Sealy International, Inc.

U.S. Portfolio of Products TEMPUR MATERIAL HYBRID INNERSPRING MEMORY FOAM TEMPUR® STEARNS & FOSTER® SEALY CONFORM® SEALY HYBRID® COCOON BY TEMPUR BREEZE® SEALY SEALY (BED IN A BOX) (BED IN A BOX) TEMPUR ADAPT™ STEARNS & FOSTER® SEALY RESPONSE® OTHER SPECIALTY ADJUSTABLE BASES PILLOWS 11 © 2019 Tempur Sealy International, Inc.

TEMPUR-PEDIC Launching the innovative, new breeze°, …designed to improve product mix, completes the largest rollout in Tempur history… with all night cooling. 12 © 2019 Tempur Sealy International, Inc.

STRONGEST TEMPUR-PEDIC PRODUCT OFFERING TEMPUR-ADAPT FAMILY TEMPUR-BREEZE FAMILY ADAPT PROADAPT LUXEADAPT PRObreeze° LUXEbreeze° SOFT SOFT SOFT MEDIUM MEDIUM MEDIUM FIRM FIRM FIRM HYBRID HYBRID HYBRID $2,199 $2,999 $3,999 $3,799 $4,499 Launch to be completed by Product Launched in 2018 Memorial Day 2019 13 © 2019 Tempur Sealy International, Inc.

NEW TEMPUR-LUXEbreeze° NEXT LEVEL COOLING COMFORT - 8° cooler OUTSIDE SMARTCLIMATE MAX DUAL COVER SYSTEM An enhanced zip-off cover with double the cool- to-touch power combined with a super-stretch inner layer so you feel cooler when you lie down. INSIDE PURECOOL+ Phase Change Material Exclusive, next-generation technology absorbs excess heat so you feel cooler while you fall asleep TEMPUR-CM+ Material Advanced TEMPUR® Material redesigned with 13” PROFILE maximum airflow for all-night cooling comfort SRP Ventilated TEMPUR-APR Material $4,499 Our most pressure –relieving material ever – SOFT FIRM now with an all-new, ultra-breathable design for all-night cooling comfort 14 © 2019 Tempur Sealy International, Inc.

NEW TEMPUR-PRObreeze° ADVANCED ALL-NIGHT COOLING - 3° cooler OUTSIDE SMARTCLIMATE DUAL COVER SYSTEM A zip-off, cool-to-touch outer layer combined with a super-stretch inner layer so you feel cooler when you lie down INSIDE PURECOOL+ Phase Change Material Exclusive, next-generation technology absorbs excess heat so you feel cooler while you fall asleep TEMPUR-CM+ Material 12” PROFILE Advanced TEMPUR® Material redesigned with maximum airflow for all-night cooling comfort $3,799 SRP HYBRID MEDIUM 15 © 2019 Tempur Sealy International, Inc.

2019 New Products 16 © 2019 Tempur Sealy International, Inc.

Stearns & Foster Reinvented ALL-NEW & EXCLUSIVE Coil Technologies PROPRIETARY and EXCLUSIVE Memory Foam engineered by: ALL-NEW Natural + Cooling System 17 © 2019 Tempur Sealy International, Inc.

NEW Stearns & Foster Collection: ESTATE Starting at $1,499 LUX ESTATE Starting at $2,299 LUX ESTATE HYBRID Starting at $2,799 RESERVE Starting at $3,999 18 © 2019 Tempur Sealy International, Inc.

RECENT MANAGEMENT COMMENTS 19

• Net Sales Increased 8%, Tempur North America Sales Increased 37% First Quarter 2019 • Global Direct Sales Increased 38%, North America Direct Sales Increased 36% Highlights • Net Income Increased 23%, EPS Increased 21% • Increased Full Year 2019 Guidance Three Months Ended March 31st %Change 2019 2018 %Change Constant Currency(1) Net Sales $690.9 $637.4 8.4% 10.4% Net Income 28.4 23.1 22.9% 34.6% EBITDA(1) 96.3 82.9 16.2% 21.1% EPS 0.51 0.42 21.4% 33.3% Adjusted EBITDA(1) $92.8 $85.7 8.3% 13.1% Adjusted EPS(1) 0.54 0.46 17.4% 28.3% ($ in millions, except for % values) (1) This financial measure is not recognized under U.S. Generally Accepted Accounting Principles (“GAAP”). Please refer to “Use of Non-GAAP Financial Measures & Constant Currency Information” in the appendix. 20 © 2019 Tempur Sealy International, Inc.

• Leverage ratio midpoint(3): 3.5x with a range of 3.0x to 4.0x • Fixed rate debt represent ~60% of total debt; capital structure Debt Structure contains long dated maturities • Prioritize cash for business needs and bring down leverage ratio • Expect to opportunistically buyback shares • Active repurchase program in place 1Q2019 • Remaining board authorization of $226M LEVERAGE(3) MANDATORY MATURITY PROFILE(5) 5.00x $600 4.05x $450 3.87x 3.84x $385 3.50x $47 $53 2.50x 3Q18 4Q18 1Q19 Target 2019 2020 2021 2022 2023 2024 2025 2026 Rating Agency Ratings • S&P: BB- as of November 2018 • Moody’s: Ba3 reaffirmed as of September 2018 (1) This financial measure is not recognized under U.S. Generally Accepted Accounting Principles (“GAAP”). Please refer to “Use of Non-GAAP Financial Measures & Constant Currency Information” in the appendix. 21 © 2019 Tempur Sealy International, Inc.

Revised Outlook Assumptions 2019 Targets and ➢ North America: • Continued Tempur-Pedic growth Near Term Priorities • Sealy sales to be stable to slightly up • Improved merchandising mix ➢ International single digit constant currency growth ➢ Global incremental innovation investments of $15M ➢ Based on a 10% Chinese import tariff ➢ No assumed benefit for Chinese anti-dumping 2019 Financial Targets(3) and Assumptions Adjusted EBITDA(1) $435 to $475 M Depreciation & Amortization $115 to $120 M Capital Expenditures $70 to $75 M ($60 M Maintenance) Interest Expense $90 to $95 M U.S. Federal Tax Rate Range 26% to 28% Diluted Share Count 57 M (1) This financial measure is not recognized under U.S. Generally Accepted Accounting Principles (“GAAP”). Please refer to “Use of Non-GAAP Financial Measures & Constant Currency Information” in the appendix. 22 © 2019 Tempur Sealy International, Inc.

Thank you for your interest in Tempur Sealy International For more information please email: investor.relations@tempursealy.com 23 © 2019 Tempur Sealy International, Inc.

APPENDIX 24

Aspirational Plan(5) ➢ On August 7, 2017, the Company implemented a new Aspirational Program in the form of performance restricted stock units tied to challenging performance targets. This Aspirational Program builds on the challenging goals and the structure established in our original Aspirational Program adopted in 2015, with slightly revised performance goals and new performance periods, as we aligned the management team around our new aspirational targets following the termination with our largest customer in 2017. • Performance restricted stock units (“PRSUs”) for approximately 1.5 million shares of the Company’s common stock were granted to over 150 employees • PRSUs will vest based on adjusted EBITDA(1) performance measured on a rolling 4 quarter basis during two performance periods -- 2018 and 2019; and 2020 • If the minimum performance target is met for the applicable period, awards become payable shortly after the applicable period. If an officer or employee leaves for any reason prior to vesting, all of his or her PRSUs will be forfeited, subject to certain limited exceptions Achievement Schedule ~15% of total costs % of Total Grant of PRSUs That Will Vest Adjusted EBITDA January 1, 2018 – December 31, 2019 (Period 1) ≥ $650 100% $600 66% ~20% of total costs < $600 0% ▪ Measured quarterly on a trailing four quarter period ▪ If an award is earned in the first period the program ends, subject to a change of control provision ▪ If an award is not earned in the first period, then ½ of the award lapses and ½ of the award remains available for vesting based on performance in the second period ▪ Prorated based on performance between $600 & $650, but is only payable at the end of the respective period (adjusted EBITDA(1) target $ in millions) 25 For more information please refer to the Company’s Form 8-K filed on August 7, 2017

Forward-Looking Statements This investor presentation contains statements that may be characterized as “forward-looking” within the meaning of the federal securities laws. Such statements might include those containing information concerning one or more of the Company’s plans; guidance; objectives; goals; strategies and other information that is not historical information. When used in this presentation, the words "assumes," “may,” "estimates," "expects," “guidance,” “anticipates,” “projects,” “plans,” “proposed,” “targets,” “intends,” “believes,” “will” and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the Company’s expectations regarding adjusted EBITDA for 2019 and performance generally for 2019 and subsequent periods and the Company’s expectations for product launches over the next few quarters, increasing sales growth, optimizing worldwide distribution, expanding the direct-to-consumer business (including the Company’s Tempur-branded retail store presence) and ongoing productivity initiatives. Any forward- looking statements contained herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations, meet its guidance or that these beliefs will prove to be correct. Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from those that may be expressed as forward-looking statements in this presentation. These risk factors include the impact of the macroeconomic environment in both the U.S. and internationally (including the impact of highly inflationary economies) on the Company’s business segments and expectations regarding growth of the mattress industry; uncertainties arising from global events; the effects of strategic investments on the Company’s operations, including efforts to expand its global market share; the ability to develop and successfully launch new products; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the ability to increase sales productivity within existing retail accounts and to further penetrate the retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches; the ability to continuously improve and expand the Company’s product line, maintain efficient, timely and cost-effective production and delivery of products, and manage growth; the effects of consolidation of retailers on revenues and costs; competition in the Company’s industry; consumer acceptance of the Company’s products; the effects of discontinued operations on the Company’s operating results and future performance; general economic, financial and industry conditions, particularly conditions relating to the financial performance and related credit issues present in the retail sector; financial distress among the Company’s business partners, customers and competitors; financial solvency and related problems experienced by other market participants; the Company’s ability to execute on its strategy to optimize and integrate the assets of Innovative Mattress Solutions, LLC (“iMS”) acquired by the Company’s affiliate Sleep Outfitters USA, LLC (“Sleep Outfitters”); the Company’s reliance on information technology and the associated risks involving potential security lapses and/or cyber-based attacks; the outcome of pending tax audits or other tax, regulatory or investigation proceedings and pending litigation; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carryforwards; the Company’s capital structure and debt level, including its ability to meet financial obligations and continue to comply with the terms and financial ratio covenants of its credit facilities; changes in interest rates; effects of changes in foreign exchange rates on the Company’s reported earnings; changing commodity costs; disruptions in the supply of raw materials, or loss of suppliers; expectations regarding the Company’s target leverage and share repurchase program; sales fluctuations due to seasonality; the effect of future legislative or regulatory changes, including changes in international trade duties, tariffs and other aspects of international trade policy; the Company’s ability to protect its intellectual property; and disruptions to the implementation of the Company’s strategic priorities and business plan caused by abrupt changes in its executive management team. Other potential risk factors include the risk factors discussed under the heading "Risk Factors" under ITEM 1A of Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and under ITEM 1A of Part II of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2019. There may be other factors that cause the Company’s actual results to differ materially from any of those expressed as forward-looking statements herein. Note Regarding Historical Financial Information: In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance, please refer to the Company’s SEC filings. Note Regarding Trademarks, Trade Names and Service Marks: TEMPUR®, Tempur-Pedic®, the TEMPUR-PEDIC & Reclining Figure Design®, TEMPUR-Adapt®, TEMPUR-ProAdapt®, TEMPUR-LuxeAdapt™, TEMPUR-PRObreeze™, TEMPUR-LUXEbreeze™,TEMPUR- Cloud®, TEMPUR-Choice®, TEMPUR-Weightless®, TEMPUR-Contour™, TEMPUR-Rhapsody™, TEMPUR-Flex®, THE GRANDBED BY TEMPUR-PEDIC®, TEMPUR-Simplicity®, TEMPUR-Ergo®, TEMPUR- UP™, TEMPUR-Neck™, TEMPUR-Symphony™, TEMPUR-Comfort™, TEMPUR-Traditional™, TEMPUR-Home™, SEALY®, SEALY POSTUREPEDIC®, STEARNS & FOSTER®, COCOON by Sealy™ and OPTIMUM® are trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of the respective owners. Limitations on Guidance: The guidance included herein is from the Company’s press release and related earnings call on May 2, 2019. The Company is neither reconfirming this guidance as of the date of this investor presentation nor assuming any obligation to update or revise such guidance. See above. 26

Footnotes 1. Adjusted Net Income, EBITDA, adjusted EBITDA, leverage, leverage ratio, and constant currency are non-GAAP financial measures. Please refer to the "Use of Non- GAAP Financial Measures and Constant Currency Information" on slide 28 for more information regarding the definitions of adjusted Net Income, EBITDA, adjusted EBITDA, leverage, leverage ratio, and constant currency, including the adjustments (as applicable) from the corresponding GAAP information. Amounts shown for 2019 financial targets on slide 22 represent management estimates of adjusted EBITDA performance based on the Company’s guidance provided on May 2, 2019. Please refer to “Forward-Looking Statements” and “Limitations on Guidance” on slide 26. The Company notes that it is unable to reconcile this forward-looking non- GAAP financial measure to GAAP net income, its most directly comparable forward-looking GAAP financial measure, without unreasonable efforts, because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP net income in 2019 but would not impact adjusted EBITDA. These items that impact comparability may include restructuring activities, the impact of the termination of contracts with customers, foreign currency exchange rates, income taxes, and other items. The unavailable information could have a significant impact on the Company's full year 2019 GAAP financial results. 2. Management estimates. 3. Based on the Company’s 2019 financial targets provided in the press release dated May 2, 2019 and the related earnings call on May 2, 2019. Please refer to “Forward-Looking Statements” and “Limitations on Guidance”. 4. Based on debt outstanding at March 31, 2019. For more information please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2019. 5. For more information about the aspirational plan and the terms of the aspirational PRSUs, please refer to the Company’s SEC filings. In addition, please refer to “Forward Looking Statements”. 27

Use of Non-GAAP Financial Measures and Constant Currency Information In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted net income, EBITDA, adjusted EBITDA, consolidated funded debt less qualified cash, leverage and leverage ratio which are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”) and do not purport to be alternatives to net income and earnings per share as a measure of operating performance or an alternative to total debt. The Company believes these non-GAAP measures provide investors with performance measures that better reflect the Company's underlying operations and trends, including trends in changes in margin and operating expenses, providing a perspective not immediately apparent from net income and operating income. The adjustments management makes to derive the non-GAAP measures include adjustments to exclude items that may cause short-term fluctuations in the nearest GAAP measure, but which management does not consider to be the fundamental attributes or primary drivers of the Company's business. The Company believes that exclusion of these items assists in providing a more complete understanding of the Company's underlying results from continuing operations and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company's business, to evaluate its consolidated and business segment performance compared to prior periods and the marketplace, to establish operational goals and management incentive goals, and to provide continuity to investors for comparability purposes. Limitations associated with the use of these non-GAAP measures include that these measures do not present all of the amounts associated with the Company’s results as determined in accordance with GAAP. These non-GAAP measures should be considered supplemental in nature and should not be construed as more significant than comparable measures defined by GAAP. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. For more information regarding the use of these non-GAAP financial measures, please refer to the reconciliations on the following pages and the Company’s SEC filings. Constant Currency Information In this presentation the Company refers to, and in other communications with investors the Company may refer to, net sales or earnings or other historical financial information on a "constant currency basis," which is a non-GAAP financial measure. These references to constant currency basis do not include operational impacts that could result from fluctuations in foreign currency rates. To provide information on a constant currency basis, the applicable financial results are adjusted based on a simple mathematical model that translates current period results in local currency using the comparable prior corresponding period's currency conversion rate. This approach is used for countries where the functional currency is the local country currency. This information is provided so that certain financial results can be viewed without the impact of fluctuations in foreign currency rates, thereby facilitating period-to-period comparisons of business performance. EBITDA and Adjusted EBITDA A reconciliation of the Company's GAAP net income to EBITDA and adjusted EBITDA is provided on slide 29. Management believes that the use of EBITDA and adjusted EBITDA provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period. Adjusted Net Income A reconciliation of the Company's GAAP net income to adjusted net income and a calculation of adjusted EPS are provided on slide 30. Management believes that the use of adjusted net income and adjusted EPS also provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period. Leverage Consolidated funded debt less qualified cash to adjusted EBITDA, which the Company may refer to as leverage, is provided on slide 31 and is calculated by dividing consolidated funded debt less qualified cash, as defined by the Company’s senior secured credit facility, by adjusted EBITDA. The Company provides this as supplemental information to investors regarding the Company’s operating performance and comparisons from period to period, as well as general information about the Company's progress in reducing its leverage. 28

Adjusted EBITDA Reconciliation Three Months Ended Trailing Twelve Months Ended (in millions) March 31, 2019 March 31, 2018 March 31, 2019 GAAP Net income $ 28.4 $ 23.1 $ 105.8 Interest expense, net 22.4 22.7 92.0 Income taxes 16.9 10.0 56.5 Depreciation and amortization 28.6 27.1 115.2 EBITDA 96.3 82.9 369.5 Adjustments Loss from discontinued operations, net of tax (1) 0.4 2.8 15.4 Restructuring (2) - - 22.3 Customer-related charges (3) - - 21.2 Supply Chain Transition Costs (4) - - 7.3 Other income (5) (7.2) - (7.2) Acquisition-related costs and other (6) 3.3 - 3.3 Adjusted EBITDA $ 92.8 $ 85.7 $ 431.8 Notes (1) Certain subsidiaries in the International business segment are accounted for as discontinued operations and have been designed as unrestricted subsidiaries under the Company's senior credit facility. Therefore, these subsidiaries are excluded from the Company's adjusted financial measures for covenant compliace purposes. (2) In 2018, the Company recorded $24.9 million of restructuring costs, including $2.6 million of depreciation expense. These costs included $11.5 million of charges related to the operational alignment of a joint venture that was wholly acquired in the North America business segment, including $2.6 million of depreciation expense and $1.3 million of other expense, net. Restructuring costs also included $8.5 million of expenses in the International business segment related to International simplification efforts, including headcount reduction, professional fees and store closures, and $4.9 million of Corporate professional fees related to restructuring activities. (3) On January 11, 2019, iMS, a customer of the Company, filed a voluntary petition in U.S. Bankruptcy Court for the Eastern District of Kentucky seeking relief under Chapter 11 of the U.S. Bankruptcy Code. In the fourth quarter of 2018, the Company recorded charges of $21.2 million associated with certain iMS-related assets on its Consolidated Balance Sheet as of December 31, 2018, primarily made up of trade and other receivables, to fully reserve this account. (4) In 2018, the Company recorded $7.3 million of supply chain transition costs which represent charges incurred to consolidate certain manufacturing and distribution facilities, including $0.8 million of other expense. (5) The Company recorded $7.2 million of other income related to the sale of its interest in a subsidiary of the Asia-Pacific joint venture. (6) The Company recorded $3.3 million of acquisition-related and other costs, primarily related to professional fees for the acquisition of substantially all of the assets of iMS by Sleep Outfitters. For additional information regarding the calculations above please refer to the Company's SEC Filings. 29

Adjusted Net Income and Adjusted EPS Three Months Ended (in millions, except per share amounts) March 31, 2019 March 31, 2018 GAAP net income $ 28.4 $ 23.1 Loss from discontinued operations, net of tax (1) 0.4 2.8 Other Income (2) (7.2) - Acquisition-related costs and other (3) 3.3 - Tax adjustments (4) 4.9 (0.8) Adjusted net income 29.8 25.1 Adjusted earnings per common share, diluted $ 0.54 $ 0.46 Diluted shares outstanding 55.7 54.9 Notes (1) Certain subsidiaries in the International business segment are accounted for as discontinued operations and have been designated as unrestricted subsidiaries under the Company's senior credit facility. Therefore, these subsidiaries are excluded from the Company's adjusted financial measures for covenant compliance purposes. (2) The Company recorded $7.2 million of other income related to the sale of its interest in a subsidiary of the Asia-Pacific joint venture. (3) The Company recorded $3.3 million of acquisition-related and other costs, primarily related to professional fees for the acquisition of substantially all of the assets of iMS by Sleep Outfitters. (4) Tax adjustments represent adjustments associated with the aforementioned items and other discrete income tax events. For additional information regarding the calculations above please refer to the Company's SEC Filings. 30

Leverage Reconciliation (in millions, except ratio) 3Q18 4Q18 1Q19 Total debt $ 1,689.0 $ 1,646.2 $ 1,659.6 Plus: Deferred financing costs(1) $ 8.1 7.6 7.2 Plus: Letters of credit outstanding 23.1 23.7 23.2 Consolidated funded debt $ 1,720.2 $ 1,677.5 $ 1,690.0 Less: Domestic qualified cash(2) 12.8 13.6 19.4 Less: Foreign qualified cash(2) 11.6 19.3 10.4 Consoldiated funded debt less qualified cash $ 1,695.8 $ 1,644.6 $ 1,660.2 Adjusted EBITDA(3) $ 418.6 $ 424.7 $ 431.8 Leverage 4.05x 3.87x 3.84x Notes (1) The Company presents deferred financing costs as a direct reduction from the carrying amount of the related debt in the Consolidated Balance Sheets. For purposes of determining total debt for financial covenant purposes, the Company has added these costs back to total debt, net as calculated per the Consolidated Balance Sheets. (2) Qualified cash as defined under the Company's senior credit facility equals 100.0% of unrestricted domestic cash plus 60.0% of unrestricted foreign cash. For purposes of calculating leverage ratios, qualified cash is capped at $150.0 million. (3) Represents Adjusted EBITDA for the trailing twelve-month period ended with the referenced quarter. A reconciliation of GAAP net income to Adjusted EBITDA with respect to the twelve-month period ended with the referenced quarter is set forth below. ($ in millions) 3Q18 4Q18 1Q19 GAAP net income $ 136.6 $ 100.5 $ 105.8 Loss on extinguishment of debt - - - Interest expense, net 91.4 92.3 92.0 Income tax provision 31.7 49.6 56.5 Depreciation and amortization 111.5 113.7 115.2 EBITDA $ 371.2 $ 356.1 $ 369.5 Adjustments (1) 47.4 68.6 62.3 Adjusted EBITDA $ 418.6 $ 424.7 $ 431.8 Notes (1) Adjustments represent loss from discontinued operations, related to Latin American operations, customer-related charges, restructuring costs, supply chain transition costs, other income related to a sale of an asset, and other costs. For more information please refer to the reconciliations and related information contained on slide 29 For additional information regarding the calculations above please refer to the Company's SEC Filings. 31